UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2022
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On May 11, 2022, the Board of Directors (the “Board”) of JetBlue Airways Corporation (“JetBlue” or the “Company”), appointed Gerald Alfred (“Al”) Spencer as the Company’s Vice President, Controller and Principal Accounting Officer (“PAO”), effective May 11, 2022.

Mr. Spencer, age 41, most recently served as Deputy CFO and Corporate Controller of the North American business of Paris-based Air Liquide SA, a manufacturer of industrial gases from August 2017 to May 2022. Also at Air Liquide, Mr. Spencer served as Vice President, North American finance transformation from April 2020 to December 2020 and Controller and Chief Accounting Officer from August 2017 to April 2020. Previously, Mr. Spencer served in progressive roles of leadership at NCI Building System, Friedkin Services Group and ExpressJet Airlines.

In connection with Mr. Spencer’s appointment as Vice President, Controller and PAO, Mr. Spencer will receive a base salary of $350,000 per year and be eligible for a target bonus of up to 35% of his base salary based on Company and individual performance and to participate in the Company’s equity and benefit programs commensurate with other crewleaders of his level.

There are no arrangements or understandings between Mr. Spencer and any other person pursuant to which he was selected as PAO. Mr. Spencer does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Spencer has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On May 11, 2022, the Company issued a press release announcing the appointment of Mr. Spencer disclosed under Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 herewith.

References to the Company's website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and the Company disclaims any such incorporation by reference. The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 11, 2022 of JetBlue Airways Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	May 11, 2022	By:	/s/ Ursula L. Hurley
Ursula L. Hurley
Chief Financial Officer